# Bain Capital Specialty Finance, Inc. Fact Sheet*

March 31, 2018

Bain Capital Specialty Finance, Inc. (the "Company") is an externally managed business development company that commenced investment operations on October 13, 2016. The Company is managed by BCSF Advisors, LP, an SEC registered investment adviser.

## Fund Performance

| | YTD[1] |
|---|---|
| Total Return Based on Net Asset Value: | 1.8% |

| Distributions | |
|---|---|
| Quarterly Distributions: | $10.6M |
| Year-to-Date Distributions: | $10.6M |

## Portfolio Composition

| | |
|---|---|
| Total Assets: | $1,061.1M |
| Net Asset Value: | $634.5M |
| Total Liabilities: | $426.7M |
| Net Asset Value per Share: | $20.33 |
| Total Number of Companies: | 92 |

| | |
|---|---|
| Percent Floating / Fixed[2]: | 98.1% / 1.9% |
| Weighted Average Yield (investments)[3]: | 8.6% |
| Percent Called (of total committed capital): | 50% |

Market Value by Geography



4%
3%
2%
<1%
90%
US
UK
Ireland
Sweden
Netherlands

Market Value by Security Type



1%
<1%
20%
59%
1%
15%
3%
First Lien Senior Secured Loan
First Lien Last Out Term Loan
Second Lien Senior Secured Loan
Corporate Bond
Investment Vehicles (4)
Equity Interest
Preferred Equity

Market Value by Industry



20%
15%
9%
6%
6%
5%
4%
4%
3%
3%
3%
2%
2%
2%
2%
2%
2%
1%
Investment Vehicles (4)
High Tech Industries
Healthcare & Pharmaceuticals
Services: Business
Energy: Oil & Gas
Aerospace & Defense
Hotel, Gaming & Leisure
Capital Equipment
Wholesale
Containers, Packaging & Glass
Automotive
Consumer Goods: Non-Durable
Environmental Industries
Transportation: Cargo
Construction & Building
Retail
Media: Broadcasting & Subscription
Media: Diversified & Production
Telecommunications
Insurance
Utilities: Electric
Real Estate
Chemicals, Plastics & Rubber
Consumer Goods: Durable
Beverage, Food & Tobacco
Media: Advertising, Printing & Publishing

## Top 10 Companies (by Issuer)

| Company | Industry | Asset Type | Coupon | Maturity Date | Fair Value (USD) |
|---|---|---|---|---|---|
| Antares Bain Capital Complete Financing Solution LLC[5,6,7,11] | Investment Funds and Vehicles | Investment Funds and Vehicles | | | 182,263,281 |
| Blackbrush Oil & Gas, L.P.[9,11,12] | Energy: Oil & Gas | First Lien Senior Secured Loan | 10.06% | 2/09/2024 | 29,550,000 |
| Adler & Allan Group Limited[5,10,11,12,13] | Environmental Industries | First Lien Last Out Term Loan | 8.02% | 6/30/2024 | 20,371,930 |
| VPARK BIDCO AB[5,11,12,14] | High Tech Industries | First Lien Senior Secured Loan | 5.75% | 3/8/2025 | 9,188,129 |
| VPARK BIDCO AB[5,11,12,14] | High Tech Industries | First Lien Senior Secured Loan | 6.03% | 3/8/2025 | 9,203,751 |
| Zywave, Inc.[9,11,12] | High Tech Industries | First Lien Senior Secured Loan | 7.18% | 11/17/2022 | 17,683,805 |
| Zywave, Inc.[8,9,11] | High Tech Industries | Revolver | 6.88% | 11/17/2022 | 319,780 |
| U.S. Anesthesia Partners, Inc.[9,12] | Healthcare & Pharmaceuticals | First Lien Senior Secured Loan | 4.88% | 6/23/2024 | 1,185,760 |
| U.S. Anesthesia Partners, Inc.[9,11,12] | Healthcare & Pharmaceuticals | Second Lien Senior Secured Loan | 9.13% | 6/23/2025 | 16,561,300 |
| Qlik Technologies[9,12] | High Tech Industries | First Lien Senior Secured Loan | 5.04% | 4/26/2024 | 17,665,821 |
| American Tire Distributors, Inc.[9,12] | Wholesale | First Lien Senior Secured Loan | 6.24% | 9/1/2021 | 17,210,423 |
| Micro Holding Corp.[12,15] | Media: Broadcasting & Subscription | First Lien Senior Secured Loan | 5.53% | 9/13/2024 | 17,097,663 |
| Lighthouse Network LLC[9,12] | High Tech Industries | First Lien Senior Secured Loan | 6.38% | 11/29/2024 | 16,372,366 |

*An investment in the Company involves a high degree of risk and may be considered speculative. Potential investors are advised to consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. Potential investors should read and carefully consider all information found in the Company's reports filed with the U.S. Securities and Exchange Commission ("SEC") before investing. This fact sheet is intended as informational only and is not intended as investment advice or for trading purposes. For additional information, contact your financial advisor. This fact sheet does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this fact sheet in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

**All footnotes referenced above are contained on the following page.**

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## Footnotes

All data as of March 31, 2018. Percentages and other information in this fact sheet may have been rounded.

1. Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan. In evaluating the Company's prior performance in this fact sheet, you should remember that past performance is not indicative of future results and there can be no assurance that the Company will achieve similar results in the future. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Bain Capital entity.
2. Measured on fair value basis.
3. Computed for debt investments based upon the annual interest rate at March 31, 2018, divided by the total par amount of investments. For investments with floating interest rates, the yield calculation is computed using the contract rate data as of March 31, 2018. Weighted average yield for Equity Interest in Antares Bain Capital Complete Financing Solution LLC ("ABCS") represents the weighted average levered yield of the Company's proportionate investment in ABCS at March 31, 2018. Weighted average yield for Equity Interest in ABCS is computed based upon the sum of (1) the weighted average of the interest rate of investments held by ABCS less (2) the weighted average interest rate of the ABCS Facility, divided by the Company's par amount in ABCS. Total weighted average yield is the weighted average of the yields of the debt investments and the Equity Interest in ABCS. The weighted average yield does not represent the total return to our stockholders.
4. Represents equity investment in ABCS.
5. The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940 (the "1940 Act"). The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets.
6. As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns five percent or more of the portfolio company's securities.
7. As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.
8. Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused facility fee.
9. Loan includes interest rate floor of 1.00%.
10. Loan includes interest rate floor of 0.50%.
11. Security valued using unobservable inputs (Level 3).
12. Assets are pledged as collateral for the revolving credit agreement, dated October 4, 2017, with the Company as equity holder, BCSF I, LLC as borrower, and Goldman Sachs Bank USA, as sole lead arranger.
13. The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.
14. Loan includes interest rate floor of 0.75%.
15. Loan includes interest rate floor of 0.00%.

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